Mercantile Bank Corporation

Conference Call and Webcast Presentation

Second Quarter 2023



Forward-Looking Statements

Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; the transition from LIBOR to SOFR; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and risk factors described in our annual report on Form 10-K for the year ended December 31, 2022, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Company Overview

Michigan's Community Bank®

- Founded in Grand Rapids in 1997
- Second largest bank headquartered in Michigan
- 46 banking locations
- Expanded to Cincinnati, Ohio and Midland, Michigan in 2020, and Petoskey, Traverse City and Saginaw, Michigan in 2023
- Addition of new lending teams focused on driving growth in all markets



Petoskey
Traverse City
Fairview
Cadillac
St. Helen
West Branch
Clare
Remus
Mt. Pleasant
Midland
Lakeview
Alma
Ithaca
Saginaw
St. Charles
Grand Rapids
Ionia
St. Johns
Holland
Lansing
Troy
Paw Paw
Kalamazoo

Top 10 Deposit Market Share in Michigan

Top 5 Michigan Markets*

County	Total Deposits (in thousands)	Unemployment Rate	2020 Population	10 Year Population Change	10 Year Growth %
Kent	$1,715,626	2.6%	657,974	+55,352	9.2%
Clinton	$338,871	2.7%	79,128	+3,746	5.0%
Kalamazoo	$325,975	2.9%	261,670	+11,339	4.5%
Isabella	$275,710	3.6%	64,394	-5,917	-8.4%
Gratiot	$196,926	3.8%	41,761	-715	-1.7%



Cincinnati

*Deposit data as of June 30, 2022. Unemployment data as of April 2023 from the Michigan Bureau of Labor. Population data from the 2020 U.S. Census.

Executive Management Team



Robert B. Kaminski, Jr.

*President &
Chief Executive Officer*

Mr. Kaminski joined the Bank in 1997 and has over 39 years of commercial banking experience. Mr. Kaminski was appointed President and Chief Executive Officer of Mercantile on January 1, 2017 and continues to serve as Chief Executive Officer of the Bank, a position he has held since 2015.



Raymond E. Reitsma

*EVP, Chief Operating Officer
& President of the Bank*

Mr. Reitsma was appointed President of the Bank effective January 1, 2017, and has been with the Bank for 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years.



Charles E. Christmas

*EVP, Chief Financial Officer
& Treasurer*

Mr. Christmas joined the Bank in 1998 and has over 36 years of banking experience. Before being promoted to his current role, he served as Senior Vice President and Chief Financial Officer of Mercantile and the Bank from 2000 to 2015. Mr. Christmas also serves as Treasurer of Mercantile, a position he has held since 2000.

A Commitment to Excellence

Performance Highlights

As of June 30, 2023

- Significant increase in net interest income depicting net interest margin expansion and loan growth
- Notable increases in several key fee income categories
- Annualized commercial loan growth of approximately 6 percent and continued residential mortgage loan portfolio expansion
- Sustained strength in commercial loan pipeline
- Ongoing low levels of nonperforming assets, past due loans, and loan charge-offs
- Strong capital position

NASDAQ:
MBWM

$460M
MARKET CAP

$5.1B
TOTAL ASSETS

$4.1B
TOTAL LOANS

$3.8B
TOTAL DEPOSITS

Strategic Initiatives

LEVERAGE INVESTMENTS

- Expand usage of Treasury Management products and services, enhancing deposit growth and fee income
- Cultivate new market growth
  - Southeast Michigan
  - Midland, Michigan
  - Petoskey, Michigan
  - Saginaw, Michigan
  - Traverse City, Michigan
  - Cincinnati, Ohio
- Further entrench strong presence in Grand Rapids/Kent County
- Capitalize on merger disruptions
- Continue to deepen new and current relationships

DIGITAL DELIVERY

- Expand customer utilization of digital banking services
- Personalize the digital experience
- Deploy digital onboarding for all products
- Leverage data to customize client interactions and refine internal systems
- Offer best-in-class products and services
- Continued enhancement of digital products and services

PEOPLE & CULTURE

- Recruit and retain top talent and develop emerging leaders
- Maintain strong training programs
- Expand Diversity, Equity & Inclusion initiatives
- Implement best practices with evolving Environmental, Social & Governance frameworks
- Support customers during times of economic uncertainty
- Continue development of strong community partnerships and volunteer involvement

RISK & PROCESS

- Maintain dynamic Enterprise Risk Management Program
- Optimize "work from home/work from office" framework
- Evolve branches into relationship centers
- Ensure strong capital and liquidity positions to support growth strategy
- Maintain robust asset, transaction and risk analysis processes
- Deploy data analytics programs to improve efficiency and monitor risk

Forward Progress

DEI
Diversity, Equity & Inclusion

- 33% gender, racial and ethnic diversity on Board of Directors.
- All team members have access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- 13.8% minority hire rate in 2022.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Comprehensive Diversity, Equity & Inclusion Policy, Human Rights Policy and Diverse Vendor Program.

ESG
Environmental, Social & Governance

- Engaged and active ESG Committee with Board governance Committee oversight.
- Branch and office optimizations with more efficient facilities in the same markets, including the deployment of Video Banking Machines and the opening of locations in new markets.
- Ongoing expansion of strong community partnerships with staff volunteering over 21,000 hours in 2022, impacting 817 organizations.
- Risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.
- Corporate and employee donations of approximately $1.1 million in support of non-profit organizations within our communities in 2022.
- Installation of Electric Vehicle charging stations on a pilot program.
- 225 tons of paper securely shredded and recycled in 2022.
- $316 million in Community Development lending in 2022.
- Providing ongoing financial education classes to schools and community organizations.
- $1.2 million diverse vendor spend in 2022 and an active Diverse Vendor Program with over 100 registered diverse vendors.

Product Offerings

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Receivables	✓				
Bill Payment & ACH	✓	✓	✓	✓	✓
Cash Management	✓	✓	✓	✓	✓
Credit Card Rewards	✓	✓	✓	✓	✓
Electric Vehicle Car Loan	✓		✓		
Health Savings Account	✓	✓			
In-House Payroll Services & Human Capital Management Solutions	✓				
Integrated Payables	✓	✓	✓	✓	✓
Integrated Receivables	✓	✓	✓	✓	✓
Merchant Services	✓	✓	✓	✓	✓
Personal Finance Management (Within Online & Mobile Banking)	✓	✓	✓		✓
Remote Deposit Capture	✓	✓	✓	✓	✓

Mercantile Bank Corporation

Financial Performance

Second Quarter 2023



Consolidated Reports of Income

(Unaudited)

		Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
		June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net Income	$	20,357,000	11,737,000	41,332,000	23,229,000
Basic earnings per share	$	1.27	0.74	2.58	1.47
Diluted earnings per share	$	1.27	0.74	2.58	1.47
Average basic shares outstanding		16,003,372	15,848,681	15,999,775	15,844,763
Average diluted shares outstanding		16,003,372	15,848,681	15,999,775	15,844,790

Consolidated Reports of Income
(Unaudited)

Net Interest Income

		Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
		June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
INTEREST INCOME					
Loans, including fees	$	62,006,000	36,003,000	119,159,000	69,254,000
Investment securities	$	3,111,000	2,529,000	6,118,000	4,794,000
Other interest-earning assets	$	801,000	1,018,000	1,125,000	1,384,000
Total interest income	$	65,918,000	39,550,000	126,402,000	75,432,000
INTEREST EXPENSE					
Deposits	$	12,379,000	1,873,000	20,286,000	3,698,000
Short-term borrowings	$	914,000	49,000	1,373,000	99,000
Federal Home Loan Bank advances	$	3,051,000	1,911,000	4,845,000	3,774,000
Other borrowed money	$	2,023,000	1,391,000	3,963,000	2,650,000
Total interest expense	$	18,367,000	5,224,000	30,467,000	10,221,000
Net interest income	$	47,551,000	34,326,000	95,935,000	65,211,000
Provision for credit losses	$	2,000,000	500,000	2,600,000	600,000
Net interest income after provision for credit losses	$	45,551,000	33,826,000	93,335,000	64,611,000

Consolidated Reports of Income
(Unaudited)

Noninterest Income

		Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
		June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Service charges on accounts	$	1,064,000	1,495,000	2,041,000	2,910,000
Credit and debit card income	$	2,426,000	2,134,000	4,485,000	4,015,000
Mortgage banking income	$	1,835,000	1,947,000	3,050,000	5,228,000
Interest rate swap income	$	748,000	430,000	1,785,000	1,781,000
Payroll services	$	572,000	464,000	1,317,000	1,102,000
Earnings on bank owned life insurance	$	402,000	785,000	802,000	1,072,000
Other income	$	598,000	486,000	1,117,000	910,000
Total noninterest income	$	7,645,000	7,741,000	14,597,000	17,018,000

Consolidated Reports of Income

(Unaudited)

Noninterest Expense

		Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
		June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Salaries and benefits	$	16,461,000	15,676,000	33,143,000	31,186,000
Occupancy	$	2,098,000	2,064,000	4,387,000	4,168,000
Furniture and equipment	$	878,000	935,000	1,700,000	1,869,000
Data processing costs	$	2,881,000	3,091,000	6,043,000	6,064,000
Charitable foundation contributions	$	2,000	506,000	12,000	506,000
Other expense	$	5,509,000	4,670,000	11,144,000	8,891,000
Total noninterest expense	$	27,829,000	26,942,000	56,429,000	52,684,000
Income before federal income tax expense	$	25,367,000	14,625,000	51,503,000	28,945,000
Federal income tax expense	$	5,010,000	2,888,000	10,171,000	5,716,000
Net Income	$	20,357,000	11,737,000	41,332,000	23,229,000

Consolidated Reports of Income
(Unaudited)

Yield on Assets / Cost of Funds

	Quarterly				
	2023 2nd Qtr	2023 1st Qtr	2022 4th Qtr	2022 3rd Qtr	2022 2nd Qtr
Yield on loans	6.19%	5.90%	5.49%	4.56%	3.97%
Yield on securities	2.00%	1.95%	1.91%	1.79%	1.68%
Yield on other interest-earning assets	4.88%	4.18%	3.60%	2.15%	0.76%
Yield on total earning assets	5.61%	5.35%	4.95%	4.04%	3.32%
Yield on total assets	5.30%	5.06%	4.68%	3.80%	3.13%
Cost of deposits	1.36%	0.87%	0.42%	0.24%	0.19%
Cost of borrowed funds	2.90%	2.51%	2.13%	1.99%	1.90%
Cost of interest-bearing liabilities	2.37%	1.72%	1.10%	0.81%	0.72%
Cost of funds *(total earning assets)*	1.56%	1.07%	0.65%	0.48%	0.44%
Cost of funds *(total assets)*	1.48%	1.01%	0.61%	0.45%	0.41%
Net interest margin *(fully tax-equivalent)*	4.05%	4.28%	4.30%	3.56%	2.88%

Consolidated Reports of Income
(Unaudited)

Mortgage Banking Activity

($ in thousands)		Quarterly				
		2023 2nd Qtr	2023 1st Qtr	2022 4th Qtr	2022 3rd Qtr	2022 2nd Qtr
Total mortgage loans originated	$	117,500	72,000	90,800	163,900	190,900
Purchase mortgage loans originated	$	100,900	56,700	79,600	140,900	157,400
Refinance mortgage loans originated	$	16,600	15,300	11,200	23,000	33,500
Total saleable mortgage loans	$	50,700	24,900	29,900	59,700	52,300
Income on sale of mortgage loans	$	1,600	1,000	1,400	1,800	1,800

Asset Quality (Unaudited)

($ in thousands)		Quarterly				
		2023 2nd Qtr	2023 1st Qtr	2022 4th Qtr	2022 3rd Qtr	2022 2nd Qtr
Gross loan charge-offs	$	500	100	100	0	0
Recoveries	$	300	100	200	200	300
Net loan charge-offs (recoveries)	$	200	0	(100)	(200)	(300)
Net loan charge-offs (recoveries) to average loans		0.02%	(0.01%)	(0.01%)	(0.03%)	(0.04%)
Provision for credit losses	$	2,000	600	3,100	2,900	500
Allowance for credit losses	$	44,700	42,900	42,200	39,100	36,000
Allowance to loans		1.10%	1.08%	1.08%	1.01%	0.97%
Nonperforming loans	$	2,100	7,800	7,700	1,400	1,800
Other real estate/repossessed assets	$	700	700	0	0	0
Nonperforming loans to total loans		0.05%	0.20%	0.20%	0.04%	0.05%
Nonperforming assets to total assets		0.05%	0.17%	0.16%	0.03%	0.04%

Nonperforming Assets Reconciliation
(Unaudited)

($ in thousands)		Quarterly				
		2023 2nd Qtr	2023 1st Qtr	2022 4th Qtr	2022 3rd Qtr	2022 2nd Qtr
Beginning balance	$	8,400	7,700	1,400	1,800	1,600
Additions	$	300	1,300	6,400	0	300
Return to performing status	$	0	0	0	(200)	0
Principal payments	$	(5,500)	(500)	(100)	(200)	(100)
Sale proceeds	$	0	0	0	0	0
Loan charge-offs	$	(400)	(100)	0	0	0
Valuation write-downs	$	0	0	0	0	0
Ending balance	$	2,800	8,400	7,700	1,400	1,800

Net Interest Margin

	2023 2nd Qtr	2023 1st Qtr	2022 4th Qtr	2022 3rd Qtr	2022 2nd Qtr	2022 1st Qtr	2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr
Earning Asset Yields:									
Loans	6.19%	5.90%	5.49%	4.56%	3.97%	3.87%	4.07%	4.07%	3.99%
Investments	2.00%	1.95%	1.91%	1.79%	1.68%	1.52%	1.46%	1.46%	1.54%
Other	4.88%	4.18%	3.60%	2.15%	0.76%	0.19%	0.15%	0.16%	0.12%
Total Earning Assets	5.61%	5.35%	4.95%	4.04%	3.32%	2.99%	3.12%	3.13%	3.20%
Cost of Funds:									
Deposits	1.36%	0.87%	0.42%	0.24%	0.19%	0.19%	0.19%	0.23%	0.25%
Borrowed Funds	2.90%	2.51%	2.13%	1.99%	1.90%	1.82%	1.66%	1.67%	1.73%
Total Cost of Funds	1.56%	1.07%	0.65%	0.48%	0.44%	0.42%	0.38%	0.42%	0.44%
Net Interest Margin	4.05%	4.28%	4.30%	3.56%	2.88%	2.57%	2.74%	2.71%	2.76%

($ in thousands)	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21
Investment Unrealized Gain/(Loss)	$ (77,900)	(71,200)	(82,700)	(91,700)	(60,300)	(40,400)	(4,700)	(400)	1,900

Loan Repricing

		Commercial	Retail	Total
Variable Rate Loans:				
0 – 12 Months	$	2,063,200	72,400	2,135,600
1 – 5 Years	$	43,000	164,300	207,300
Over 5 Years	$	50,000	378,100	428,100
Total	$	2,156,200	614,800	2,771,000
Fixed Rate Loans:				
0 – 12 Months	$	114,300	6,700	121,000
1 – 5 Years	$	845,700	53,100	898,800
Over 5 Years	$	129,200	131,800	261,000
Total	$	1,089,200	191,600	1,280,800
Total Loans:				
0 – 12 Months	$	2,177,500	79,100	2,256,600
1 – 5 Years	$	888,700	217,400	1,106,100
Over 5 Years	$	179,200	509,900	689,100
Total	$	3,245,400	806,400	4,051,800

Investment Portfolio

Gains & Losses *($ in thousands)*

As of June 30, 2023		Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
U.S. Gov't Agency Bonds	$	454,200	-	(61,100)	393,100
Municipal Bonds - GO	$	165,700	500	(8,700)	157,500
Municipal Bonds - Revenue	$	30,000	100	(2,800)	27,300
Mortgage-Backed Securities	$	36,400	-	(5,900)	30,500
Other Investments	$	500	-	-	500
Totals	$	686,800	600	(78,500)	608,900
As of December 31, 2022					
U.S. Gov't Agency Bonds	$	453,800	-	(65,100)	388,700
Municipal Bonds - GO	$	163,000	500	(9,100)	154,400
Municipal Bonds - Revenue	$	30,300	100	(3,100)	27,300
Mortgage-Backed Securities	$	38,000	-	(6,000)	32,000
Other Investments	$	500	-	-	500
Totals	$	685,600	600	(83,300)	602,900

Investment Portfolio

Maturities *($ in thousands)*

As of June 30, 2023		Amortized Cost	Net Unrealized Gains / (Losses)	Fair Value	Average Yield
U.S. Gov't Agency Bonds					
One year or less	$	22,000	(600)	21,400	0.44%
Over one through five years	$	204,400	(20,500)	183,900	0.95%
Over five through ten years	$	218,100	(37,800)	180,300	1.65%
Over ten years	$	9,700	(2,200)	7,500	1.82%
Totals	$	454,200	(61,100)	393,100	1.26%
Municipal Bonds					
One year or less	$	12,000	(300)	11,700	1.78%
Over one through five years	$	61,300	(2,900)	58,400	2.51%
Over five through ten years	$	81,300	(5,400)	75,900	2.75%
Over ten years	$	41,100	(2,300)	38,800	3.77%
Totals	$	195,700	(10,900)	184,800	2.83%

As of December 31, 2022					
U.S. Gov't Agency Bonds					
One year or less	$	12,000	(500)	11,500	0.29%
Over one through five years	$	194,300	(19,900)	174,400	0.90%
Over five through ten years	$	229,900	(40,800)	189,100	1.60%
Over ten years	$	17,600	(3,900)	13,700	1.95%
Totals	$	453,800	(65,100)	388,700	1.26%
Municipal Bonds					
One year or less	$	9,300	(100)	9,200	1.36%
Over one through five years	$	54,900	(2,000)	52,900	2.39%
Over five through ten years	$	88,800	(6,300)	82,500	2.65%
Over ten years	$	40,300	(3,200)	37,100	3.51%
Totals	$	193,300	(11,600)	181,700	2.68%

Capital

Regulatory Ratios *(Mercantile Bank Data)*

($ in thousands)		6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21
As Reported:										
Tier 1 Leverage Capital Ratio		12.18%	12.16%	11.55%	11.00%	10.75%	10.50%	10.40%	9.25%	9.40%
Total Risk-Based Capital Ratio		13.69%	13.81%	13.65%	13.35%	13.45%	13.75%	13.65%	12.45%	13.00%
Adjusted for Unrealized Gains/(Losses):										
Tier 1 Leverage Capital Ratio		10.95%	11.13%	10.38%	9.79%	9.91%	9.93%	10.34%	9.27%	9.43%
Total Risk-Based Capital Ratio		12.41%	12.74%	12.39%	11.93%	12.48%	13.10%	13.55%	12.42%	13.04%
Excess Total Risked-Based Capital @ 10.0%:										
As Reported	$	176,700	175,700	165,600	150,300	149,100	156,900	146,900	94,300	110,200
Adjusted for Unrealized Gains/(Losses)	$	115,200	124,800	106,800	84,900	106,200	128,300	143,500	93,900	111,600
Net Unrealized Gain/(Loss):										
Pre-Tax	$	(77,900)	(71,200)	(82,700)	(91,700)	(60,300)	(40,400)	(4,700)	(400)	1,900
After Tax	$	(61,500)	(56,300)	(65,300)	(72,400)	(47,600)	(31,900)	(3,700)	(300)	1,500

Deposits & Sweep Accounts

		Amount	Percentage
Noninterest-Bearing Checking	$	1,371,600	34%
Interest-Bearing Checking	$	541,200	14%
Money Market	$	927,100	23%
Savings	$	314,600	8%
Time Under $100,000	$	144,100	4%
Time $100,000 & Over	$	346,900	9%
Brokered Deposits	$	111,300	3%
Sweep Accounts	$	219,400	5%
Total	$	3,976,200	100%

Large Depositors

Includes Sweep Account Balances

As of June 30, 2023, depositors with $5 million or more on deposit equated to 70 relationships aggregating $1.2 billion

- Business/Individual – 58 relationships aggregating $1,017 million
- Governmental – 12 relationships aggregating $146 million

As of June 30, 2018, depositors with $5 million or more on deposit equated to 40 relationships aggregating $575 million

- 29 of those relationships had balances over $5 million, aggregating $776 million, as of June 30, 2023

Deposit Balances

($ in thousands)		June 30, 2023		March 31, 2023		December 31, 2022	
		Personal	Business	Personal	Business	Personal	Business
Noninterest-Bearing Checking	$	216,600	1,155,000	223,600	1,154,600	241,300	1,364,800
Interest Checking	$	257,700	283,500	277,800	298,900	299,300	275,700
Savings	$	247,900	66,700	279,300	60,900	312,100	69,500
Money Market	$	289,400	637,700	272,600	585,700	258,500	535,500
Certificates of Deposit	$	329,600	272,600	278,900	165,700	212,200	143,900
Total Deposits	$	1,341,200	2,415,500	1,332,200	2,265,800	1,323,400	2,389,400

Sources of Liquidity*

Source		Availability ($ in thousands)
Unsecured Federal Funds Line of Credit	$	70,000
FHLB of Indianapolis	$	315,000
Unpledged Investments	$	331,000

*As of June 30, 2023.

Thoughts on Remainder of 2023

Prime/SOFR Rates

- Federal funds rate increased by 0.25% on July 26, 2023.
- No further changes during the remainder of 2023

Performance Metrics

	3rd Qtr	4th Qtr
Loan Growth	5.00% – 6.00%	5.00% – 6.00%
Net Interest Margin	3.80% – 3.90%	3.70% – 3.80%
Fee Income	$7.0M – $7.5M	$6.5M – $7.0M
Overhead Costs	$27.5M – $28.5M	$27.0M – $28.0M
Federal Tax Rate	19.75%	19.75%

Mercantile
Bank Corporation

Strong Credit Culture

Diversified Lending

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength regardless of the economic conditions. Our loan portfolio has been built through the cultivation and development of deep mutually beneficial client relationships. Loan portfolio metrics have remained very strong, including during disruptions caused by the COVID-19 Pandemic, reflecting the solid performance of the Bank's customers.



Asset Quality Metrics

5 bps
Nonperforming Assets to Total Assets

Quarter Trends ($ in thousands)

	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Net loan charge-offs (recoveries) $	200	0	(100)	(200)	(300)	(100)
Net loan charge-offs (recoveries) to average loans	0.02%	(0.01%)	(0.01%)	(0.03%)	(0.04%)	(0.01%)
Allowance to loans	1.10%	1.08%	1.08%	1.01%	0.97%	0.99%
Nonperforming loans to total loans	0.05%	0.20%	0.20%	0.04%	0.05%	0.05%
Nonperforming assets to total assets	0.05%	0.17%	0.16%	0.03%	0.04%	0.03%

Core Commercial Loan Growth (dollars in millions)

Five Quarter Trend

		6/30/23	3/31/23	12/31/22	9/30/22	6/30/22
Core Commercial Loans	$	3,189	3,139	3,131	3,142	3,069

Five Year Trend

		12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Core Commercial Loans	$	3,131	2,910	2,429	2,442	2,360
PPP Loans	$	1	40	365	-	-
Total Commercial Loans	$	3,132	2,950	2,794	2,442	2,360

Lending Commitments (dollars in millions)

		6/30/23	3/31/23	12/31/22	9/30/22	6/30/22
Construction Loans						
Commercial	$	327	285	197	170	175
Residential	$	59	58	72	84	85
Commitments to Make Loans*	$	351	347	330	309	253
Total	$	737	690	599	563	513

* Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

Commercial Loan Portfolio Composition

Loan Type*

- Commercial & Industrial
- Commercial Vacant Land, Land Development & Residential Construction
- Commercial Real Estate – Owner Occupied
- Commercial Real Estate – Non-Owner Occupied
- Commercial Real Estate – Multi-Family & Residential Rental


9%
38%
30%
21%
2%

As of June 30, 2023.

Loan Concentration

Industry*

- Real Estate, Rental & Leasing
- Services
- Agriculture, Oil & Gas Extraction & Utilities
- Construction
- Manufacturing
- Wholesale Trade
- Retail Trade
- Transportation & Warehousing
- Information
- Finance & Insurance


1%
5%
19%
5%
7%
2%
1%
3%
36%
21%

*As of June 30, 2023.

Commercial Credit Exposure

Credit Risk Profile by Internal Credit Risk Grades ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Development , & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$	744.2	41.3	430.0	420.7	164.4
Grades 5-7	$	441.8	31.3	226.2	524.4	111.6
Grades 8-9	$	26.2	0.1	3.0	12.1	11.3
Total Commercial	$	1,212.2	72.7	659.2	957.2	287.3
% of Total Commercial Loans as of June 30, 2023		38%	2%	21%	30%	9%

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

		30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	$	-	-	0.2	0.2	1,212.0	1,212.2	-
Vacant Land, Land Development, Residential Construction	$	-	-	-	-	72.7	72.7	-
Real Estate – Owner Occupied	$	-	-	0.1	0.1	659.1	659.2	-
Real Estate – Non-Owner Occupied	$	-	-	-	-	957.2	957.2	-
Real Estate – Multi-Family & Residential Rental	$	-	-	-	-	287.3	287.3	-
Total Commercial	$	-	-	0.3	0.3	3,188.3	3,188.6	-
1-4 Family Mortgages	$	0.6	0.1	0.2	0.9	832.3	833.2	-
Other Consumer Loans	$	-	-	-	-	30.0	30.0	-
Total Retail	$	0.6	0.1	0.2	0.9	862.3	863.2	-
Total Past Due Loans	$	0.6	0.1	0.5	1.2	4,050.6	4,051.8	-

As of June 30, 2023. Excludes current non-accrual loans.

Past Due Loans

3 bp
Past Due Loans as % of Total Loans


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
6/30/2023
3/31/2023
12/31/2022
9/30/2022
6/30/2022
3/31/2022
12/31/2021
9/30/2021
6/30/2021
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

Commercial Loans* (dollars in thousands)

Floating Rate Information

		Balance	Percentage
Floating Rate Commercial Loans	$	2,058,000	65%
Fixed Rate Commercial Loans	$	1,131,000	35%
Total Commercial Loans	$	3,189,000	100%

*As of June 30, 2023.

Total Loans*

($ in thousands)		Balance	Percentage
Commercial Loans			
Commercial and Industrial	$	1,212,200	30%
Real Estate – NonOwner Occupied	$	957,200	24%
Real Estate – Owner Occupied	$	659,200	16%
Real Estate – Multi-Family & Residential Rental	$	287,300	7%
Real Estate – Land Development & Residential Construction	$	72,700	2%
Total Commercial Loans	$	3,188,600	79%
Retail Loans			
1 – 4 Family Mortgages	$	833,200	20%
Other Consumer	$	30,000	1%
Total Retail Loans	$	863,200	21%
Total Loans	$	4,051,800	100%

*As of June 30, 2023.

FDIC Commercial Real Estate Lending Concentration Guideline*

Commercial Real Estate Loans / Total Regulatory Capital


250%
245%
240%
235%
230%
225%
6/30/23
3/31/23
12/31/22
9/30/22
6/30/22

*generally not to exceed 300%

Non-Owner Occupied Commercial Real Estate Lending*

($ in thousands)		Balance	Percentage of NOO CRE	Percentage of Total Loans
Retail	$	289,600	30%	7%
Office	$	223,200	23%	6%
Industrial	$	204,800	21%	5%
Assisted Living	$	105,000	11%	3%
Hotel	$	98,700	10%	2%
Other	$	35,900	5%	1%
Total	$	957,200	100%	24%

*As of June 30, 2023.

Mercantile
Bank Corporation

Thank you for your interest in our company

NASDAQ Global Select Market Symbol: **MBWM**

310 Leonard Street NW, Grand Rapids, MI 49504

616.406.3000 or 800.453.8700

www.mercbank.com

